Exhibit 99.1

Gulf South Bank Conference May 6 - 7, 2019 NASDAQ: CBTX

2 FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, and other matters beyond our control; the geographic concentration of our markets in Beaumont and Houston, Texas; our ability to prudently manage our growth and execute our strategy; risks associated with our acquisition and de novo branching strategy; changes in management personnel; the amount of nonperforming and classified assets that we hold; time and effort necessary to resolve nonperforming assets; deterioration of our asset quality; interest rate risk associated with our business; business and economic conditions generally and in the financial services industry, nationally and within our primary markets; volatility and direction of oil prices and the strength of the energy industry, generally and within Texas; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in specialized industries; changes in the value of collateral securing our loans; our ability to maintain important deposit customer relationships and our reputation; our ability to maintain effective internal control over financial reporting; operational risks associated with our business; increased competition in the financial services industry, particularly from regional and national institutions; volatility and direction of market interest rates; liquidity risks associated with our business; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; interruptions or breaches in the Company’s information system security; the results of regulatory examinations, investigations or reviews or the ability to obtain required regulatory approvals; the failure of certain third party vendors to perform; environmental liability associated with our lending activities; the institution and outcome of litigation and other legal proceedings against us or to which we may become subject; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; and further government intervention in the U.S. financial system. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2019 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. SAFE HARBOR STATEMENT

• Founded in 2007 • 35 banking centers operating across Texas • Primarily a business bank, ~85% commercial loans(1) as of March 31, 2019 • Seasoned executive management team • History of organic growth, mergers of equals, and acquisitions • Diverse and attractive loan portfolio • Low-cost core funding with ~45% noninterest- bearing deposits and a cost of total deposits of 0.53% as of March 31, 2019 • Strong insider ownership of ~29% as of March 31, 2019 The Bank Built or Business 3 (1) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. (2) Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income and noninterest income. COMPANY SNAPSHOT 2019 Q1 Balance Sheet ($000) Total Assets $ 3,283,462 Total Loans 2,544,709 Total Deposits 2,750,999 Profitability ROAA 1.30 % ROAE 8.59 Net Interest Margin - Tax Equivalent 4.56 Efficiency Ratio (2) 61.34 Asset Quality Nonperforming Assets / Assets 0.09 % Nonperforming Loans / Assets 0.12 Allowance for Loan Losses / Loans 0.97 Net Charge-offs (Recoveries) / Average Loans 0.03

4 FIRST QUARTER 2019 HIGHLIGHTS • Net income of $0.42 per diluted share for the quarter ended March 31, 2019, compared to $0.37 per diluted share, for the quarter ended March 31, 2018. • Return on average assets 1.30% for the first quarter of 2019, compared to 1.20% for the first quarter of 2018. • Efficiency ratio improved to 61.3% for the first quarter of 2019, compared to 62.6% for the first quarter of 2018. • Yield on total loans improved to 5.48% for the first quarter of 2019, compared to 4.98% for the first quarter of 2018. • Effective tax rate 19.9% for the first quarter of 2019. • Increased quarterly per share cash dividend to $0.10 in March 2019, payable to shareholders in April 2019, an increase of $0.05 per share. • Opened full service branch in Dallas, Texas market in January 2019. ▪ Attractive core deposit base~45% noninterest-bearing deposits at March 31, 2019 ~93% core deposits with minimal reliance on time deposits at March 31, 2019 ~ 81% of loan customers also had a deposit relationship as of March 31, 2019 Attractive cost of total deposits of 0.53% for Q1 2019 ▪ Strong operating performance ~$3.3 billion in assets at March 31, 2019 in one of the most desirable banking markets in the country Attractive and improving ROAA 4% + net interest margin improving in rising rate environment Improving efficiency ratio with scalable infrastructure ▪ Strength of management team ▪ Significant insider ownership ▪ Relationship-based business bank with a strong credit culture ▪ Key emphasis on developing core loan and deposit relationships led by bankers who support clients through tailored financial solutions ▪ Strength of operating markets ▪ Platform and team with significant scalability ▪ Track record of growth and expansion ▪ Disciplined approach to M&A allows for shareholder value to be enhanced through strategic acquisitions STRENGTHS AND INVESTMENT RATIONALE

5 58.6% 41.4% Beaumont Houston Transformation of Loan Portfolio Note: Figures as of year-end 12/31. 2019 Q1 as of 3/31/2019. 70.1% 29.9% Asset and Earnings Growth ($000) 2013 2017 2019 Q1 GROWTH AND TRANSFORMATION $2,883 $2,952 $3,081 $3,279 $3,283 0.85% 0.94% 0.93% 1.50% 1.30% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $2,600 $2,700 $2,800 $2,900 $3,000 $3,100 $3,200 $3,300 $3,400 2015 2016 2017 2018 2019 Q1 Total Assets ROAA (%) 74.6% 25.4%

ATTRACTIVE, LOW-COST CORE DEPOSIT

- Proven ability to generate low-cost core deposits[2] to fund loan growth
- 93% loan to deposit ratio as of March 31, 2019
- Business banking focus combined with relationship approach results in:
  - ~45% noninterest-bearing demand deposits at March 31, 2019.
  - ~93% core deposits[1] with minimal reliance on time deposits at March 31, 2019
  - Attractive cost of total deposits of 0.53% for Q1 2019
  - ~ 81% of loan customers also had a deposit relationship at of March 31, 2019
  - Core deposit mix has remained stable while increasing in size
  - Expanded treasury services team and active customer calling effort

Stable Core Deposit Base [1]



8.2%
49.4%
42.4%
7.1%
52.5%
40.4%
6.6%
50.8%
42.6%
6.8%
50.4%
42.8%
6.6%
48.7%
44.7%
2015
2016
2017
2018
2019 Q1
Noninterest-Bearing Demand
Other Core Deposits
Jumbo Time Deposits

Deposit Base	3/31/2019 ($000)	3/31/2019 (%)
Noninterest Bearing Demand Accounts	$ 1,229,172	44.7 %
Interest Bearing Demand Accounts	352,623	12.8
Savings and Money Market Accounts	792,219	28.8
Certificates and Other Time > $100K	181,507	6.6
Certificates and Other Time < $100K	195,478	7.1
Total Deposits	$ 2,750,999	100.0
Cost of Deposits (%)	0.53 %	

(1) Figures as of year-end 12/31. 2019 Q1 as of 3/31/2019.
(2) Core deposits defined as total deposits less jumbo time deposits (time deposits over $100,000).

CBTX, INC.

6

DIVERSIFIED LOAN PORTFOLIO

- Total commercial loans [2] represented approximately 85% of total loans as of March 31, 2019
- Core focus on lending to professionals and local small- and mid-sized businesses
- Key emphasis on developing core relationships
- History of hiring experienced teams of bankers
- Maintained well-diversified loan portfolio with commercial banks

Loan Composition Over Time[1]



16.0%
84.0%
15.1%
84.9%
15.1%
84.9%
16.3%
83.7%
15.4%
84.6%
2015
2016
2017
2018
2019 Q1
Total 1-4 Family Residential, Consumer, Agriculture and Other Loans
Total Commercial Loans

Loan Portfolio		3/31/2019 ($ 000)	3/31/2019 (%)
Commercial and Industrial	$	559,882	21.9 %
Commercial Real Estate and Multi-Family		1,025,324	40.2
Construction and development		572,861	22.5
1-4 Family Residential		281,502	11.0
Consumer, Agriculture and Other		112,202	4.4
Gross Loans	**$**	**2,551,771**	**100.0 %**
Less Deferred Fees and Unearned Discount		6,210	
Less Loans Held for Sale		-	
Total Loans		2,545,561	
Yield on Loans (%)		5.5 %	

(1) Figures as of year end 12/31. 2019 Q1 as of 3/31/2019.
(2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans.

CBTX, INC.
7

The Bank Built or BusinessCORE FOCUS ON COMMERCIAL LOANS 8 Commercial Loans Outstanding by Type ($2.158B) (1) (2) (1) Figures as of 3/31/2019. (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. Commercial Real Estate ($1.025B) Commercial & Industrial ($560M) • INDUSTRIAL CONSTRUCTION/EQUIPMENT RENTAL Provide operating lines of credit, fixed asset financing and real estate loans to numerous industrial companies involved in the construction, modification, support and maintenance of petrochemical plants • PROFESSIONAL Provide operating lines of credit, fixed asset financing and real estate loans to law firms, medical practices and professional service firms • MULTIFAMILY Multifamily CRE and multifamily construction portfolios are predominantly Texas based community development projects promoting affordable housing •NON-OWNER OCCUPIED CRE Predominantly local investor projects (i.e., industrial, office and retail buildings) with investors/developers who have long term CBTX relationships • OWNER OCCUPIED CRE Term financing of real estate facilities for businesses and clients Construction & Development ($573M) Industrial Construction 2.6% Manufacturing 2.9% Equipment Rental 4.7% Professional / Medical 2.7% Other Commercial & Industrial 13.1% Construction 1-4 Family 3.8% Land & Land Development 7.2% Other Construction 6.5% Multifamily Construction 9.0% Non Owner Occupied CRE 20.5% Owner Occupied CRE 17.1% Multifamily 9.9%

The Bank Built or BusinessCONSTRUCTION AND DEVELOPMENT LOANS 9 (1) Total capital of CommunityBank of Texas, N.A., the wholly-owned subsidiary of the Company. Construction and Development Loan Components March 31, 2019 ($000) (% Capital) (1) Construction Community Development Multifamily $ 168 42.3% Construction 1-4 Single Family - Primary 29 7.3% Construction 1-4 Single Family - Commercial 53 13.3% Land - Consumer Lots 11 2.8% Land - Commercial Purpose 124 31.2% Land Development 20 5.0% Commercial Construction 168 42.3% Total Construction and Development Loans $ 573 144.2%

The Bank Built or BusinessSTRONG CREDIT CULTURE 10 • CHIEF CREDIT OFFICER WITH 40 YEARS OF EXPERIENCE Seasoned Regional Credit Officers located in Houston and Beaumont • CENTRALIZED UNDERWRITING, TIERED APPROVAL REQUIREMENT BASED ON AGGREGATED REALTIONSHIP SIZE Officer credit authority, credit executive committee, and directors’ loan committee Directors’ loan committee meets weekly in each market • RECEIVE PERSONAL GUARANTEES FROM PRINCIPALS ON THE MAJORITY OF COMMERCIAL CREDITS NPLs / Loans (1)(2) Net Charge-Offs / Average Loans (1)(2) (1) Figures as of year-end 12/31. Q1 2019 figures not available. (2) USA and TX figures based on SNL Financial aggregates for commercial banks. 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.2% 0.1% 0.2% 0.3% 0.2% 0.2% 0.3% 0.2% 0.3% 0.2% 0.0% 0.0%2013 2014 2015 2016 2017 2018 USA TX CBTX 2.7% 2.1% 1.7% 1.6% 1.3% 0.7% 1.8% 1.5% 1.5% 1.5% 0.9% 0.5% 0.7% 1.2% 0.7% 0.3% 0.3% 0.1% 2013 2014 2015 2016 2017 2018 USA TX CBTX

The Bank Built or BusinessREVENUE GROWTH AND EFFICIENCY 11 REVENUE GROWTH • Increasing net interest margin (NIM) • Asset sensitive, with 55% variable rate loans as of March 31, 2019 • Increasing revenue and improving efficiency ratio (2) Historical Revenue and NIM (1) Improving Efficiency (1)(2) EFFICIENCY EFFORTS • Lender efficiency project – increasing average loan portfolio per lender since 2012 • Branch rationalization effort – successful and ongoing • Investments in people, technology and systems • Infrastructure capable of supporting a much larger bank • Resulting scalability should allow for growth without significant expenses (1) Figures as of year-end 12/31. 2019 Q1 as of 3/31/2019. (2) Efficiency ratio is calculated by dividing noninterest expense divided by the sum of net interest income and noninterest income. 86.7% 86.6% 88.4% 89.7% 90.5% 13.3% 13.4% 11.6% 10.3% 13.43% 3.85% 3.96% 4.06% 4.35% 4.56% 2.60% 3.10% 3.60% 4.10% 4.60% $45,000 $65,000 $85,000 $105,000 $125,000 $145,000 2015 2016 2017 2018 2019 Q1 Net Interest Income Fee Income NIM 62.9% 62.7% 64.2% 59.0% 61.3% 2.49% 2.55% 2.63% 2.60% 2.77% 2015 2016 2017 2018 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 54% 56% 58% 60% 62% 64% 66% 2015 2016 2017 2018 2019 Q1 Efficiency Ratio NIE / Avg. Assets

12 GROWTH STRATEGY ▪ Five whole-bank acquisitions completed Proven ability to source, acquire, and successfully integrate strategic acquisitions, while remaining disciplined ▪ Additive to overall franchise Talented bankers, sound credit culture, complementary branch footprint ▪ Experienced acquirer that consistently pursues acquisition opportunities ▪ Additional capital and publicly traded shares may increase M&A potential ORGANIC GROWTH • Continue hiring experienced bankers • New Southeast Houston branch Q4 2018 • Dallas LPO/DPO Q4 2018 converted to branch Q1 2019 • Areas of additional expansion within certain lending verticals: Commercial and industrial SBA lending Talent recruitment and retention efforts benefit from being public • Dedicated focus on gathering core deposits: ~81% of loan customers have a deposit relationship with us at March 31, 2019 Sophisticated treasury management capabilities STRATEGIC ACQUISITIONS

13 At CommunityBank of Texas, we’re committed to building strong honest relationships. We strive to keep our clients’ and partners’ needs at the forefront of everything we do. And we measure our success by the success we help create for them. OUR VISION Here to Serve. OUR POSITIONING To experienced business owner, CommunityBank of Texas is the financial partner that delivers a better banking experience. OUR PERSONALITY Resourceful, Trustworthy, Friendly, Responsive, Strong At CommunityBank of Texas, we believe in a powerful and multi-faceted statement, one that drills straight to the heart of our reason for being, while clearly illuminating the mission that our many employees pursue each day: Here to serve. Here to serve is a commitment to building strong and honest relationships, a clarion call to remember that in everything we do, our highest purpose is to transform our extensive financial expertise into success for our clients. Relationship are the bedrock of our business – both internally and externally – and there is a stewardship in the word serve that promises that, in these relationships, we will be caring, humble and precise. That we ill keep the needs of our clients at the forefront of our minds at all times and measure our performance the success we create for each other. The other critical component of our brand vision is the word here, which serves several important roles. Here is a promise that we will be there for our clients and answer the call when they need us the most. We will be dependable. Honest. Trustworthy. And we will remember that every time is the right time to put our clients’ needs first. Here is also a pledge to be visible and present in the communities we serve. It adds weight to the first and most key component of our name: Community. We are not some faceless financial institution located high above the rank and file, safely sheltered in an ivory tower. We are right here, serving the cities and communities in which we live. Day-in and day-out. We sponsor civic events, donate back to our neighbors in need, and spend the time to really get to know our clients on a personal level. In the face of an increasingly digital and impersonal world, we are proudly present in the lives of our clients and our communities.